Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Riptide Worldwide, Inc. (the “Company”) on Form 10KSB for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”). We, Francis E. Wilde, Chief Executive Officer and Richard Connelly, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2008	/s/ FRANCIS E. WILDE
Francis E. Wilde
Chief Executive Officer
(Principal Executive Officer)

/s/ RICHARD CONNELLY
Richard Connelly
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)